Exhibit 10.8

AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT

THIS AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT (“Amendment”) is made as of March 2, 2023, by and among DOUBLE BLACK DIAMOND OFFSHORE LTD., a Cayman Islands exempted company, BLACK DIAMOND OFFSHORE LTD, a Cayman Islands exempted company (collectively, the “Stockholder”), and SWK HOLDINGS CORPORATION, a Delaware corporation (the “Company”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Stockholders Agreement (as defined below).

WHEREAS, the Company and the Stockholder are parties to that certain Stockholders Agreement, dated as of August 18, 2014 (as amended, the “Stockholders Agreement”);

WHEREAS, pursuant to Section 10.3 of the Stockholders Agreement, the Stockholders Agreement may be amended by a written instrument executed by the Company and the Stockholder (collectively, the “Requisite Signatories”); and

WHEREAS, the undersigned, representing the Requisite Signatories as of the date hereof, desire to amend the Stockholders Agreement as set forth herein.

NOW THEREFORE, in consideration of the promises and the mutual benefits to the parties arising out of this Amendment, the receipt and sufficiency of which are hereby acknowledged by the parties’ execution and delivery hereof, the parties hereto hereby amend the Stockholders Agreement as follows.

1.                  Section 6.1(i) of the Stockholders Agreement.

Section 6.1(i) of the Stockholders Agreement is hereby deleted in its entirety.

2.                  Miscellaneous.

2.1              No Additional Changes. Except as specifically set forth in this Amendment, the terms and provisions of the Stockholders Agreement shall remain unmodified.

2.2              Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

2.3              Governing Law. This Amendment and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

2.4              Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

2.5              Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

2.6              Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

(Signature Pages Follow)

2

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Stockholders Agreement as of the date first above written.

COMPANY:

SWK HOLDINGS CORPORATION

By:	/s/ Jody Staggs
Name:	Jody Staggs
Title:	President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO Stockholders AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Stockholders Agreement as of the date first above written.

STOCKHOLDER:

DOUBLE BLACK DIAMOND OFFSHORE LTD.

BLACK DIAMON OFFSHORE LTD.

By:	Carlson Capital, L.P., their investment manager

By:	/s/ Marcus Pennington
Name:	Marcus Pennington
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO Stockholders AGREEMENT